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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                   FORM 8-K/A

                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


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                                  JUNE 1, 1999
                        (Date of earliest event reported)


                             STARNET FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                           33-13627                          75-2168244
(State or other jurisdiction of      (Commission file number )     (I.R.S. employer identification no.)
incorporation or organization)


                          17000 PRESTON ROAD, SUITE 350
                               DALLAS, TEXAS 75248
                    (Address of principal executive offices)


                                  972-239-2939
                         (Registrant's telephone number,
                              including area code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

                  16.1 --- Letter from Jackson & Rhodes PC, dated as of
                           February 1, 2000, concerning its resignation as the registrant's certifying accountant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           STARNET FINANCIAL, INC.


Dated: February 1, 2000                    By: /s/ KENNETH F. URBANUS
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                                               Kenneth F. Urbanus, President